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                                                                 EXHIBIT 10.15
                                 MASTER NOTE

$7,000,000                                                Woodbridge, New Jersey
                                                                   April 9, 2002

                  ON April 8, 2003, for value received, TeamStaff, Inc., a corporation incorporated under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873 promises to pay to the order of FLEET NATIONAL BANK ("Bank"), at its office located at 750 Walnut Avenue, Cranford, New Jersey 07016 or at such place as the holder hereof may from time to time designate in writing, the sum of up to SEVEN MILLION AND 00/100 DOLLARS ($7,000,000) or the amount actually outstanding from time to time hereunder, at which time all outstanding principal, accrued interest fees and/or charges, if any, shall be due and payable, all in lawful monies of the United States of America, in immediately available funds, pursuant to the terms of a certain Loan and Security Agreement, dated of even date herewith by and between the undersigned and the Bank (as such may from time to time be amended, modified, restated or supplemented, the "Loan Agreement").

                  This Note shall bear interest from the date hereof until maturity, at a per annum rate equal to: (i) the Prime Rate or (ii) the LIBOR Rate plus the Applicable Margin, as more particularly described in the Loan Agreement.

                  This Note shall bear interest after maturity (whether as stated or by acceleration) or after a Default or an Event of Default at the Default Rate. In the event that any payment shall not be received by Bank within ten (10) days of the due date, the undersigned shall, to the extent permitted by law, pay Bank a late charge of five percent (5%) of the overdue payment. Any such late charge assessed shall be immediately due and payable. In no event shall any such payments of interest, charges or late fees exceed the maximum amount permitted by law.

                  As security for the payment of all Obligations of the undersigned to the Bank (including this Note and any renewals, extensions or modifications thereof), the undersigned and all Obligors have granted to the Bank a security interest in the Collateral as well as all other security as set forth in Section 3 of the Loan Agreement.

                  This Note is the "Master Note" referred to in the Loan Agreement. All terms of the Loan Agreement are incorporated herein by reference and in the event of ambiguity or inconsistency between the terms of the Loan Agreement and the terms hereof, the terms of the Loan Agreement shall prevail. All capitalized terms not specifically defined herein shall have the meaning ascribed to them in the Loan Agreement.

                  All parties hereto, whether makers, endorsers, guarantors or otherwise, hereby waive presentment, demand, notice of non-payment, protest, and all other notices or demands whatsoever, and do hereby consent that without notice to and without releasing the liability of any party hereto, the obligation of any party may from time to time, in whole or part, be renewed, extended, modified, accelerated, compromised, settled or released by the Bank.
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                  THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

                  THE UNDERSIGNED AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW JERSEY OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE UNDERSIGNED BY MAIL AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT. THE UNDERSIGNED HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

                  THE UNDERSIGNED AND THE BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE REVOLVING LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE REVOLVING LOAN.

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                  The Bank is hereby authorized to fill in any blank spaces in this Note and to date this Note as of the date when it is delivered. The Bank is hereby authorized to charge the following account as to any payment of principal and/or interest due hereunder or under the Loan Agreement: Account No. 0967703980.

ATTEST:                              TEAMSTAFF, INC.



_________________________________    BY:________________________________
DONALD T. KELLY, CHIEF                   DONALD W. KAPPAUF, CHIEF
FINANCIAL OFFICER AND SECRETARY          EXECUTIVE OFFICER

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